PROSPECTUS SUPPLEMENT

(To Prospectus dated April 27, 2026)

Group and Individual Flexible Premium Variable Life Insurance Policies

(Multi Manager C)

issued by

Metropolitan Life Insurance Company

through

Paragon Separate Account B

Supplement dated August 28, 2026

This Prospectus Supplement should be read in conjunction with the Prospectus for Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C) dated April 27, 2026 (the “Base Prospectus”). This Supplement is not complete without and may not be delivered or utilized except in combination with, the Base Prospectus. This Supplement is qualified in its entirety by reference to the Base Prospectus.

PURPOSE OF THIS SUPPLEMENT

The purpose of this supplement is to amend all references in the prospectus to interest credited to the General Account as follows:

We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy from May 1, 2011 through June 30, 2016 and 1.5% if the General Account is first made available on and after July 1, 2016). We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. You should check with your Employer as to whether the General Account is available under your Policy. The General Account is part of the Company’s general account.

Except as specifically modified by this Supplement, all other terms and conditions of the Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C) remain unchanged as described in the Base Prospectus dated April 27, 2026.

ADDITIONAL INFORMATION

For additional information regarding the Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), please refer to the Base Prospectus dated April 27, 2026. The Base Prospectus, as supplemented by this Supplement, constitutes the complete disclosure document for the Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C) issued by Metropolitan Life Insurance Company through Paragon Separate Account B. All capitalized terms not defined herein shall have the meanings ascribed to them in the Base Prospectus.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE